                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

           AMENDMENT TO CURRENT REPORT ON FORM 8-K FILED JULY 26, 1999



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



         Date of Report (Date of earliest event reported): JULY 12, 1999
                                                           -------------


                               QUIDEL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission file number 0-10961
                                                -------


             DELAWARE                                         94-2573850
   (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                        Identification No.)


                    10165 MCKELLAR COURT, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)


                                 (858) 552-1100
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements and pro forma financial information are being provided in connection with Quidel's Current Report on Form 8-K previously filed with the Securities and Exchange Commission on July 26, 1999.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

       (i) The audited consolidated balance sheets of Metra Biosystems, Inc. ("Metra") as of June 30, 1997 and 1998, the audited consolidated statements of operations, changes in shareholders' equity and cash flows of Metra for the three years ended June 30, 1998, the related notes, and the Report of Ernst & Young LLP, Independent Auditors thereto are set forth in the Metra Annual Report on Form 10-K for the year ended June 30, 1998 filed with the Securities and Exchange Commission. Such financial statements, notes and report are incorporated herein by reference.

       (ii) The unaudited consolidated balance sheet of Metra as of March 31, 1999, the unaudited consolidated statements of operations, changes in shareholders' equity and cash flows of Metra for the nine months then ended and the related notes thereto are set forth in the Metra Quarterly Report on Form 10-Q for such period filed with the Securities and Exchange Commission. Such financial statements and notes are incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION

       UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial information assumes a business combination between Quidel and Metra is accounted for as a purchase and is based on the respective historical consolidated financial statements and the related notes thereto, which are incorporated in this Current Report from the Quidel Annual Report on Form 10-K, and derived from the Metra Quarterly Report on Form 10-Q filed for the periods ended March 31, 1999 and 1998, and the Metra Annual Report on Form 10-K for the year ended June 30, 1998. The pro forma combined condensed balance sheet combines Quidel's March 31,1999 consolidated balance sheet with Metra's March 31, 1999 consolidated balance sheet. The pro forma statement of operations combines Quidel's and Metra's historical results for the year ended March 31, 1999.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger of Metra had occurred as of the date or during the periods presented, nor necessarily indicative of future operating results or financial positions.

These pro forma financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements, and the related notes thereto, of Quidel and Metra incorporated in this Current Report from their respective Annual and Quarterly Reports on Forms 10-K and 10-Q.

                               QUIDEL CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1999
                        AFTER GIVING EFFECT TO THE MERGER
                                 (in thousands)

                                                          Quidel           Metra Biosystems,       Pro Forma            Pro Forma
                                                        Corporation               Inc.             Adjustments          Combined
                                                        -----------        -----------------       -----------          ---------
                       ASSETS
Current Assets:
   Cash and cash equivalents                                $   6,622           $  3,725           $ (3,725)(A)         $   6,622
   Short-term investments                                          --             10,929            (10,929)(A)                --
   Accounts receivable, net                                     8,388              1,500                 --                 9,888
   Inventory                                                    5,811              1,300                 --                 7,111
   Other current assets                                           798                834                 --                 1,632
                                                            ---------           --------           --------             ---------

   Total current assets                                        21,619             18,288            (14,654)               25,253

Property and equipment, net                                    18,219              2,408                 --                20,627
Long-term investments                                              --              6,263             (6,263) (A)               --
Deferred tax assets                                             9,083                 --                 --                 9,083
Intangible assets and other                                     3,685                696              1,840 (B)             6,221
                                                            ---------           --------           --------             ---------

                                                            $  52,606           $ 27,655           $(19,077)            $  61,184
                                                            ---------           --------           --------             ---------
                                                            ---------           --------           --------             ---------

        LIABILITIES AND STOCKHOLDERS'EQUITY
Current Liabilities:
   Accounts payable                                         $   2,283           $    912                 --             $   3,195
   Accrued expenses                                             2,023              1,918              3,500 (A)             7,441
   Deferred contract research revenue                             592                 --                 --                   592
   Current portion of long-term debt and
      obligations under capital leases                            174                822                 --                   996
   Line of credit                                                  --                 --              1,960 (A)             1,960
                                                            ---------           --------           --------             ---------

   Total current liabilities                                    5,072              3,652              5,460                14,184

Long-term debt and obligations under capital
   leases                                                       2,828                286                 --                 3,114

Stockholders' Equity:
Preferred stock, $0.001 par value, 5,000 shares
   authorized, none issued or outstanding                          --                  --                --                    --
Common stock, $0.001 par value, 50,000 shares
   authorized, 23,822 and 12,697 shares issued
   outstanding, respectively, and 23,822 Pro Forma
   outstanding                                                     24                 13                (13)(B,D)              24
Additional paid-in capital                                    116,720             95,329            (95,329)(B,D)         116,720
Accumulated other comprehensive loss                               --               (536)               536 (B,D)             --
Accumulated deficit                                           (72,038)           (71,089)            70,269 (B,E)         (72,858)
                                                            ---------           --------           --------             ---------

Total stockholders' equity                                     44,706             23,717            (24,537)               43,886
                                                            ---------           --------           --------             ---------

                                                            $  52,606           $ 27,655           $(19,077)            $  61,184
                                                            ---------           --------           --------             ---------
                                                            ---------           --------           --------             ---------

See accompanying notes to unaudited pro forma combined condensed financial statements.

                               QUIDEL CORPORATION
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1999
                        AFTER GIVING EFFECT TO THE MERGER
                    (in thousands, except per share amounts)

                                                           Quidel          Metra Biosystems,        Pro Forma             Pro Forma
                                                        Corporation               Inc.             Adjustments(E)         Combined
                                                        -----------        -----------------       --------------         ---------
Revenues:
   Net sales                                               $ 47,163              $  5,795             $    --             $ 52,958
   Research contracts, license fees and royalties             4,333                    --                  --                4,333
   Partner revenues                                              --                   496                  --                  496
                                                           --------              --------             -------             --------

Total revenues                                               51,496                 6,291                  --               57,787

Costs and Expenses
   Cost of sales                                             26,106                 3,011                  --               29,117
   Sales and marketing                                        9,701                 5,934                  --               15,635
   Research and development                                   7,942                 5,005                  --               12,947
   General and administrative                                 6,115                 2,962                 368(C)             9,445
   Write down and closure of European
    subsidiaries                                                440                    --                  --                  440
   Acquired in-process research and development
    costs                                                        --                    --                  --                   --
                                                           --------              --------             -------             --------

       Total costs and expenses                              50,304                16,912                 368               67,584
                                                           --------              --------             -------             --------

       Operating income (loss)                                1,192               (10,621)               (368)              (9,797)

Other income, net                                               202                 1,224              (1,530)(F)             (104)
                                                           --------              --------             -------             --------

Income (loss) before benefit (provision) for
   income taxes                                               1,394                (9,397)             (1,898)              (9,901)
Benefit for income taxes                                      6,267                    --                  --                6,267
                                                           --------              --------             -------             --------

Net income (loss)                                          $  7,661              $ (9,397)            $(1,898)            $ (3,634)
                                                           --------              --------             -------             --------
                                                           --------              --------             -------             --------

Basic and diluted earnings per share                       $    .32              $   (.74)                                $   (.15)
                                                           --------              --------                                 --------
                                                           --------              --------                                 --------

Shares used in basic per share calculation                   23,782                12,690                                   23,782
                                                           --------              --------                                 --------
                                                           --------              --------                                 --------

Shares used in diluted per share calculation                 23,804                12,690                                   23,782
                                                           --------              --------                                 --------
                                                           --------              --------                                 --------

See accompanying notes to unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1.  Basis of Presentation

The unaudited pro forma financial statements of Quidel Corporation have been prepared based on the historical statements of Quidel and of Metra Biosystems, Inc. for the year ended March 31, 1999, considering the effects of the acquisition under the purchase method. The pro forma balance sheet of Quidel at March 31, 1999 has been prepared as if the merger of Metra had been consummated at March 31, 1999. The pro forma statement of operations for the year ended March 31, 1999 has been prepared as if the merger had been consummated on April 1, 1998.

In management's opinion, all material adjustments necessary to reflect the effects of the acquisition have been made. The unaudited pro forma financial statements are not necessarily indicative of the actual financial position at March 31, 1999, or what the actual results of operations of Quidel would have been assuming the acquisition had been completed as of April 1, 1998, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Quidel and Metra.

2.  Pro Forma Adjustments and Assumptions

              (A) The purchase price for the completion of the Metra acquisition was determined by combining the purchase price paid for the Metra common stock (12,852,248 fully diluted shares times $1.78 per share) and the estimated transactions costs for the acquisition. The estimated direct transaction costs to be incurred by the Combined Company include sign-on bonuses, transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges. The purchase price is summarized below (in thousands):

         Common stock acquired                         $ 22,877
         Estimated transaction costs                      3,500
                                                       --------
                                                       $ 26,377
                                                       --------
                                                       --------

       The tender offer was financed from cash reserves, proceeds from a short-term bank loan and proceeds from a revolving line of credit. The short-term bank loan was repaid with the Metra cash acquired.

              (B) Allocation of the purchase price for the completion of the Metra acquisition was determined as follows (in thousands):

         Acquired in-process technology                $    820
         Intangible assets                                1,840
         Net assets acquired                             23,717
                                                       --------
                                                       $ 26,377
                                                       --------
                                                       --------

              (C) Amortization of the intangible assets for Metra will be on the straight-line method over five years and will be included in depreciation and amortization expense beginning April 1,1998.

              (D) Elimination of Metra stockholders' equity amounts.

              (E) The pro forma statement of operations excludes the charge of $820,000 for purchased in-process technology, which arose from the acquisition. These charges will be included in the Combined Company's consolidated financial statements for the six-month period ending September 30, 1999.

              (F) Elimination of Metra interest income on cash and investments of $1,370,000 and interest expense related to the line of credit of $160,000.

The purchase price for the Metra acquisition was allocated to the tangible and intangible assets of Metra based on preliminary estimates of the fair market value of those assets. The evaluation of the underlying technology acquired considered the inherent difficulties and uncertainties in completing the development, and thereby achieving technological feasibility, and the risks related to the viability of and potential changes in future target markets that the acquired technology has any alternative future uses.




(c)  EXHIBITS

The following exhibits are filed with this Current Report on Form 8-K:


  Exhibit
   Number                                   Description
  -------       ---------------------------------------------------------------
   10.1*         Business Loan Agreement, dated as of July 12, 1999, by and between Bank of America National Trust and Savings Association
                 and Quidel Corporation
   10.2*         Security Agreement, dated as of July 12, 1999, by and among
                 Bank of America National Trust and Savings Association, Quidel
                 Corporation, MBS Acquisition Corporation, and Pacific Biotech,
                 Inc.
   10.3*         Subsidiary Guaranty, dated as of July 12, 1999, by MBS
                 Acquisition Corporation and Pacific Biotech, Inc.
   10.4*         Cash Collateral Agreement, dated as of July 12, 1999, by and between Bank of America National Trust and Savings Association
                 and Pacific Biotech, Inc.
   23.1          Consent of Ernst & Young LLP, Independent Auditors

* Previously filed with Quidel's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 1999.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 QUIDEL CORPORATION



Date:  August 13, 1999                           /s/ Charles J.Cashion
                                                 -----------------------------
                                                 Charles J. Cashion
                                                 Senior Vice President,
                                                 Corporate Operations,
                                                 Chief Financial Officer and
                                                 Secretary


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